Supplemental Oil and Natural Gas Information (Unaudited) - Capitalized Oil and Natural Gas Costs (Details) (Predecessor [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Predecessor [Member]
Capitalized Costs Relating to Oil and Gas Producing Activities, by Geographic Area [Line Items]
Capitalized costs, Proved	$ 562,019	$ 447,369
Capitalized costs, Unproved	33,467	29,447
Capitalized costs, Gross	595,486	476,816
Less accumulated depreciation, depletion, amortization and impairment	(88,514)	(60,489)
Net capitalized costs	$ 506,972	$ 416,327